The UBS Funds

Prospectus Supplement | July 1, 2019

Includes:

–  UBS Dynamic Alpha Fund

–  UBS Engage For Impact Fund

–  UBS Emerging Markets Equity Opportunity Fund

–  UBS Global Allocation Fund

–  UBS International Sustainable Equity Fund

–  UBS Sustainable Development Bank Bond Fund

–  UBS U.S. Small Cap Growth Fund

–  UBS U.S. Sustainable Equity Fund

–  UBS Municipal Bond Fund

–  UBS Total Return Bond Fund

Dear Investor,

The purpose of this supplement is to update certain information in the Prospectuses for the above-listed series (the "Funds") of The UBS Funds (the "Trust").

First, this supplement updates certain information regarding the minimum initial investment amount for Class P shares of the Funds. Effective as of July 1, 2019, the minimum initial investment amount for Class P shares of each Fund is reduced from $5 million to $2 million.

Second, this supplement updates certain information regarding variations to sales load waivers and discounts that would apply to investors that purchase Class A shares of the Funds through a platform or account operated by Raymond James & Associates, Inc., Raymond James Financial Services, Inc., or an affiliate of each such (collectively, "Raymond James"), or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, or transactional brokerage accounts.

I. Reduction of Minimum Initial Investment Amount for Class P Shares

Effective as of July 1, 2019, each Prospectus is hereby revised as follows:

The section captioned "Fund Summary" and sub-captioned "Purchase & sale of Fund shares" for each Fund is revised by replacing the third sentence of that section with the following:

In general, the minimum initial investment for Class A shares is $1,000, and the minimum subsequent investment is $100; and the minimum investment for Class P shares is $2 million ($1,000 for investors who are clients of wrap fee advisory programs (with a minimum subsequent investment of $100)).

ZS-1021

The section captioned "Managing your fund account" and sub-captioned "Class A shares" in each Prospectus is revised by replacing the second paragraph of that section in its entirety with the following:

If you intend to purchase more than $2 million of Class A shares, subject to availability of your intermediary, you should instead purchase Class P shares, which have lower ongoing expenses.

The section captioned "Managing your fund account" and sub-captioned "Class P shares" in each Prospectus is revised by replacing the eighth bullet point of that section in its entirety with the following:

–  Shareholders who invest a minimum initial amount of $2 million in a Fund. An institutional investor may aggregate its holdings with holdings of certain related institutional investors to meet the foregoing minimum;

The same section of each Prospectus is revised by deleting the ninth bullet point of that section in its entirety.

The section captioned "Managing your fund account" and sub-captioned "Minimum investments" in each Prospectus is revised by replacing the paragraphs related to Class P Shares (except investors who are clients of a wrap fee program) in their entirety with the following:

Class P Shares (except investors who are clients of a wrap fee program):

To open an account: $2,000,000
To add to an account: $0

II. Sales Load Waivers and Discounts

Effective immediately, Appendix A to each Prospectus is revised by replacing the section relating to Raymond James in its entirety with the following:

Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity's affiliates ("Raymond James")

Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the fund's prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares Available at Raymond James

–  Shares purchased in an investment advisory program.

–  Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.

–  Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

–  Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

CDSC Waivers on Class A Shares Available at Raymond James

–  Death or disability of the shareholder.

–  Shares sold as part of a systematic withdrawal plan as described in the fund's prospectus.

–  Return of excess contributions from an IRA Account.

–  Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70 1/2 as described in the fund's prospectus.

–  Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

–  Shares acquired through a Right of Reinstatement.

Front-End Load Discounts Available at Raymond James: Breakpoints, Rights of Accumulation, and/or Letters of Intent

–  Breakpoints as described in this prospectus.

–  Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.

–  Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

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UBS Asset Management (Americas) Inc.